Exhibit 10.15

*	Confidential Treatment has been requested for the marked portions of this exhibit pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.
AGREEMENT NUMBER: 2015003
QUOTA SHARE REINSURANCE AGREEMENT
made between
OMEGA GENERAL INSURANCE COMPANY
A company organized and existing under the laws of Canada
(hereinafter referred to as the “Reinsured”)
and
WYNDHAM INSURANCE COMPANY (SAC) LIMITED,
in respect of its Segregated Account AX,
a company organized and existing under the laws of Bermuda
(hereinafter referred to as the “Reinsurer”)

WHEREAS: The parties to this Agreement having entered into a separate Fronting and Administration Agreement (herein referred to as the “FAA”) effective January 1, 2015 wherein the Reinsured is willing to cede, and the Reinsurer is willing to accept, certain risks underwritten by the Reinsured as contemplated under the FAA;
and
WHEREAS: The Reinsured has also entered into an Agency Agreement with the Broker as defined in the FAA;
and
WHEREAS: For and in consideration of the Premium specified in this Agreement being paid by the Reinsured to the Reinsurer and subject always to the terms and conditions of this Agreement, the Reinsurer agrees to indemnify the Reinsured as follows:
ARTICLE 1 INTEREST CLAUSE
This Agreement is to indemnify the Reinsured in respect of liability, which may accrue to them under any and all policies and/or contracts of insurance in respect of the business produced by the Broker and underwritten pursuant to the FAA, and in accordance with underwriting and claims

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handling guidelines set out therein. At no time shall the Reinsured accept or underwrite business not provided for in the FAA for this reinsurance.
ARTICLE 2 PERIOD CLAUSE
This Agreement is in respect of losses as herein defined pertaining to risks attaching during the period specified in the FAA.
ARTICLE 3 EXCLUSIONS
This Agreement follows the underlying coverage issued to the policyholders of the Reinsured in accordance with the FAA. For further clarity, this Agreement does not contain any exclusions or limitations not present in the underlying policies.
ARTICLE 4 REINSURING CLAUSE

A.
The Reinsurer hereby agrees to pay the Reinsured, in cash, an amount equal to 100% of any losses paid by the Reinsured on the subject portfolio, upon presentation of supporting documentation by the Reinsured. The calculation of losses shall include all reasonable costs and adjustment expenses paid by the Reinsured arising from the handling of claims, other than the overhead (including, without limitation, salaries of employees and office expenses) of the Reinsured.

B.
The Reinsurer will have the option of authorising the Reinsured to deduct amounts due under the above Article 4A from premium funds due to the Reinsurer, but in any event, the Reinsurer agrees to fund the paid losses either by “offset” or direct payment as soon as supporting documentation is received.

C.	The Reinsured undertakes to provide up-dated paid loss information on a monthly basis, no later than 30 days after the end of each month.
ARTICLE 5 FUNDING AND COLLATERAL

A.
The Reinsurer will provide the Reinsured with cash funding equal to the 100% of any outstanding losses incurred by the Reinsured on the subject portfolio, including 100% of any incurred but not reported (“IBNR”) losses, as they appear in the books and records of the Reinsured.

B.
The Reinsurer will have the option of authorising the Reinsured to deduct amounts due in the above Article 5A from premium funds due to the Reinsurer, but in any event, the Reinsurer agrees to fund the outstanding losses either by “offset” or direct payment as soon as supporting documentation is received.

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C.	The Reinsured undertakes to provide up-dated outstanding loss information on a quarterly basis, no later than 45 days after the end of each calendar quarter.

D.
In addition to the cash funding required under Article 5A, the Reinsurer will provide the Reinsured with a Reinsurance Security Agreement (the “RSA”) in compliance with Canadian regulations concerning unregistered reinsurance no later than March 31, 2015 and in substantially the form attached as Exhibit A, subject to any required changes of the custodian. The amount of funds under the RSA will be maintained at the greater of (a) $[*] and (b) [*]% of unearned premium plus [*]% of outstanding losses including IBNR losses, as they appear in the books and records of the Reinsured. All investment income generated by the funds in the RSA will accrue to the benefit of the Reinsurer.

E.
The funds under the RSA will be placed in a trust account at a Canadian bank or trust company acceptable to the Reinsured (the “Reinsurance Trust Account”). The Reinsurance Trust Account will not be less than the Minimum Value in the RSA and shall be adjusted quarterly as required by the RSA.

F.
In addition to the RSA funding required under Article 5D, the Reinsurer will maintain an additional capital amount of $[*]. Such capital shall be held in cash or securities within the Reinsurance Segregated Account as described in Addendum #1.

ARTICLE 6 TERRITORIAL LIMITATIONS
This Agreement is in respect of Business in Canada.
ARTICLE 7 PREMIUM CLAUSE AND UNLIMITED RECOURSE
The Reinsured hereby agrees to pay the Reinsurer a premium equal to 100% of the gross premium on the subject portfolio as charged to the policyholder. This premium shall be paid to the Reinsurer on a quarterly basis, forty-five (45) days following the end of each calendar quarter, or fifteen (15) days following the month in which the premium is received by the Reinsured, whichever is later. The Reinsurer also acknowledges that the Reinsured has agreed that the producing Broker may remit the subject premium directly to the Reinsurer and that such premiums are deemed to have been received by the Reinsurer when due. Failure on the part of the producing Broker to remit the premiums to the Reinsurer when due will not affect the Reinsured’s right to recover amounts due to it under this Agreement.

*Confidential Treatment Requested.

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ARTICLE 8 CEDING COMMISSION
The Reinsurer will allow the Reinsured a “Ceding Commission” equal to the sum of:

A.	[*]% of the commission charged by the producing Broker, plus;

B.	[*]% of gross premium on the subject Business, representing reimbursement for premium taxes, plus;

C.	$[*] for the calendar year ended December 31, 2015, representing the Reinsured’s “Fronting Fee”.
The Fronting Fee component of the Ceding Commission is intended to represent approximately [*]% of gross premium on the estimated volume of subject Business. The Fronting Fee component of the Ceding Commission will be renegotiated annually, no later than 90 days prior to the calendar year end, or any time during the year when projected gross premiums on the subject Business vary by [*]% from the estimated volume of subject Business.
ARTICLE 9 CURRENCY CLAUSE
For the purpose of this Agreement all currencies are expressed in Canadian dollars. Any losses involving other than Canadian currency shall be converted into Canadian currency at the rates of exchange used in the Reinsured’s books, or where there is a specific remittance for a loss settlement, at the rates of exchange used in making such remittance.
ARTICLE 10 UNDERWRITING POLICY CLAUSE
It is a condition precedent to the Reinsurer’s liability hereunder that the Reinsured shall not introduce at any time after the Reinsured enters into this Agreement any change in the FAA without the prior written approval of the Reinsurer.
ARTICLE 11 INSPECTION OF RECORDS CLAUSE
For as long as either party retains any liability hereunder the Reinsured shall, upon request by the Reinsurer, make available at the Reinsured’s head office for inspection at any reasonable time by such representatives as may be authorised by the Reinsurer for that purpose, all information relating to business reinsured hereunder (including actuarial reviews and evaluations) in the Reinsured’s possession or under its control and the said representatives may arrange for copies to be made of any of the records containing such information as they may require

*Confidential Treatment Requested.

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ARTICLE 12 AMENDMENTS AND ALTERATIONS CLAUSE
Any amendments and/or alterations to this Agreement that are agreed either by correspondence or endorsements, shall be automatically binding on the parties and unless otherwise agreed by the parties hereto shall be formally documented by an exchange of correspondence signed by the parties or by the issue of a contract addendum, which shall be considered to form an integral part hereof.
ARTICLE 13 ERRORS OR OMISSIONS CLAUSE
Any inadvertent errors or omissions on the part of either the Reinsured or the Reinsurer shall not relieve the other party from any liability that would have attached hereunder, provided that such errors or omissions shall be rectified as soon as possible after discovery. Nevertheless, nothing contained in this Article shall be held to override any of the terms and conditions of this Agreement and no liability shall be imposed on the other party greater than would have attached hereunder had such errors or omissions not occurred.
ARTICLE 14 CLAIMS NOTIFICATION AND SETTLEMENTS CLAUSE
The Reinsured undertakes to advise the Reinsurer as soon as possible in the event of a loss being likely to arise hereunder together with an estimate of the Reinsurer’s liability and thereafter keep the Reinsurer fully informed of any developments regarding such event. In addition, the Reinsured shall provide to the Reinsurer with quarterly information on all claims made under the subject agreement, even if the aggregate total of such claims does not exceed the Reinsured’s retention.
All losses under the program will be adjusted on behalf of the Reinsured by claim handlers selected by mutual agreement between the Reinsured and the Reinsurer.
All loss settlements made by the Reinsured shall be binding upon the Reinsurer, provided such settlements are within the terms and conditions of the original policies and/or contracts and within the terms and conditions of this Agreement, and amounts falling to the share of the Reinsurer shall be payable by them upon reasonable evidence being given by the Reinsured.
ARTICLE 15 INSOLVENCY CLAUSE
Where an Insolvency Event (as defined below) occurs in relation to the Reinsured, the following terms shall apply (and, in the event of any inconsistency between these terms and any other terms of this Agreement, these terms shall prevail):

A.	(i) The Reinsurer shall be liable to pay the Reinsured even though the Reinsured may be unable actually to pay, or discharge its liability to, its policyholder; but
(ii)    nothing in this clause shall operate to accelerate the date for payment by the Reinsurer of any sum that may be payable to the Reinsured but for it being the subject of any Insolvency Event.

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B.
The amount of any sum the Reinsurer is liable to pay the Reinsured under this Agreement shall be the amount the Reinsurer would be liable to pay to the Reinsured if the liability of the Reinsured to its policyholders had been determined without reference to any term in any composition or scheme of arrangement or any similar such arrangement, entered into between the Reinsured and all or any portion of its policyholders.

C.	The Reinsurer shall continue to be entitled (but not obliged) to set-off, against any sum it may be liable to pay the Reinsured, any sum for which the Reinsured is liable to pay the Reinsurer.
An “Insolvency Event” means:

(a)
where a winding up petition is presented in respect of the Reinsured or a provisional liquidator is appointed over it or if the Reinsured goes into administration, administrative receivership or receivership or if the Reinsured has a scheme of arrangement or voluntary arrangement proposed in relation to all or any part of its affairs; or,

(b)	where the Reinsured becomes subject to any other similar insolvency process and/or is unable to pay its debts as and when they fall due within the meaning relevant Canadian law or statute.
The following situations will not be considered an “Insolvency Event”:

i.	where the Reinsured goes into voluntary liquidation or run-off; or,

ii.	where the Reinsured becomes subject to any regulatory intervention.
ARTICLE 16 REGULATORY INTERVENTION
In the event that the Reinsured becomes subject to any regulatory intervention that the Reinsurer considers will have a significant negative impact on the policyholders, the Reinsurer shall be entitled (but not obliged) to assume direct control of any losses under the program by giving notice to the policyholder, the Reinsured or its representative. The Reinsurer will then assume total responsibility for such losses as though they had issued the underlying policy.
ARTICLE 17 TERMINATION CLAUSE
Either party shall have the right to terminate this Agreement immediately by giving the other party written notice:

A.
If the performance of the whole or any part of this Agreement in any material respect is prohibited or rendered impossible as a consequence of any applicable law or regulation, including, without limitation, any material prevention directly or indirectly in the remittance of any or all or any part of the balance of payments due to or from either party, it being understood and agreed that the parties will in good faith use best efforts to renegotiate the terms of his Agreement to avoid or mitigate any such material prohibition or impossibility prior to termination of the Agreement pursuant to this section, if possible.

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B.	If the other party has become insolvent or unable to pay its debts or has lost the whole or any part of its paid up capital.

C.
If the other party shall have failed to comply with any of the terms and conditions of this Agreement in any material respect and failed to cure such failure following reasonable advance notice, as provided below.

After the date of any such termination the liability of the Reinsurer hereunder shall cease outright other than in respect of losses that occurred prior thereto.
All notices of termination served in accordance with any of the provisions of this Article shall be addressed to the party concerned at its head office or at any other address previously designated by that party. That notice shall only be effective on the date falling five clear Business Days after the notification has been received or such later date as may be specified in the notice.

All notices or other communications required for the purposes of this Agreement shall be in English and shall be given or sent by hand, facsimile, registered mail or courier to the parties and shall be deemed to be received: (i) if given by hand, at the time of delivery; or (ii) if sent by facsimile; at the time when the sender receives from the recipient facsimile machine or from the addressee of the notice confirmation of receipt of the whole of the facsimile; or (iii) if sent by registered mail, 24 hours after confirmation of delivery; or (iv) if sent by courier, 24 hours after the date of delivery by the courier company.
Notwithstanding anything in this Agreement to the contrary if one party is in default of this Agreement and if such default is capable of being cured the non defaulting party shall give written notice of the default in reasonable detail to the non defaulting party who shall be given 60 days or such additional time as the non defaulting party may consider reasonable to cure such default prior to the non defaulting party terminating this Agreement for such default.
ARTICLE 18 ARBITRATION CLAUSE

1. In the event that any dispute arises between the parties signatory to this agreement, whether such dispute arises during or after the term of this Agreement, and as a precedent to any right of action hereunder a meeting will be held between representatives of each of the parties with decision making authority to settle the dispute. At the meeting the parties will attempt in good faith to negotiate an informal resolution of the dispute. If the dispute is not resolved through negotiation within 10 Business Days the parties hereby agree to submit their dispute to Arbitration. Upon the written request of either party to the dispute the parties shall select an arbitrator from among persons with not less than 10 years experience in the insurance or reinsurance business, as persons engaged in the industry itself or as lawyers or other professional advisors, or as otherwise agreed by the parties. If the parties are unable to agree on an arbitrator within 30 days after receipt of written notice from the other party requesting it to do so then either party may proceed pursuant to the Arbitration Act, 1991 (Ontario) to have an arbitrator appointed.

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2. The arbitrator shall interpret this agreement as an honourable engagement and not as a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law, and they shall make their award with a view to effecting the general purpose of this agreement in a reasonable manner rather than in accordance with a literal interpretation of the language. Each party shall submit its case to the arbitrator within 30 days of the appointment of the arbitrator.

3. The arbitrator, so far as is permissible under the law and practice of the place of arbitration, shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to any matters which it may consider proper in the circumstances of the case with regard to pleadings, discovery, inspection of the documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit.

4. The decision in writing of the arbitrator shall be final and binding on both parties. Judgement may be entered upon the final decision of the arbitrator in any court in Canada having jurisdiction. The arbitrator shall determine who pays the expense of the arbitration. The arbitration will take place in Toronto, Ontario, Canada, or such other venue in Ontario, Canada as determined by the arbitrator.
ARTICLE 19 JURISDICTION CLAUSE
This Agreement shall be governed by the laws of Ontario, Canada.
ARTICLE 20 INTERMEDIARY CLAUSE
The parties to this Agreement recognize and accept that there is no intermediary involved in the placement or handling of this Agreement and that the relationship is direct between the Reinsured and the Reinsurer.
ARTICLE 21 WARRANTIES AND/OR SPECIAL CONDITIONS CLAUSE
The parties to this Agreement hereby warrant and confirm that they are licensed in good standing in their respective regulatory jurisdictions and that they are authorized to carry on the business of insurance or reinsurance for the line of business contemplated by this Agreement. The parties also warrant and confirm that they have the necessary authority to enter in to and execute this Agreement, and that both have accepted the terms and conditions of the FAA.
ARTICLE 22 COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts and by facsimile transmission, each of which is an original but all of which together constitute one and the same instrument.

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ARTICLE 23 USAGE CLAUSE

In this Agreement, capitalized terms used but not defined herein have the meanings given to them in the FAA.

[signature page follows]

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IN WITNESS WHEREOF this Quota Share Reinsurance Agreement has been signed by and on behalf of the parties.

SIGNED this 30th day of December , 20 14 ;

For the Reinsured, OMEGA GENERAL INSURANCE COMPANY

/s/ Philip H. Cook
By: Philip H. Cook, CEO

SIGNED this 30th day of December , 20 14 ;
For the Reinsurer, WYNDHAM INSURANCE COMPANY (SAC) LIMITED, in respect of its Segregated Account AX

/s/ Andrew McComb
By:

IN HAMILTON, BERMUDA

AGREEMENT NUMBER: 2014003
ADDENDUM #1
QUOTA SHARE REINSURANCE AGREEMENT
made between
OMEGA GENERAL INSURANCE COMPANY
(hereinafter referred to as the “Reinsured”)
and
WYNDHAM INSURANCE COMPANY (SAC) LTD,
in respect of its Segregated Account AX (hereinafter referred to as the “Reinsurer”)

A.
Pursuant to the provisions of the Segregated Accounts Companies Act, 2000 as it applies to the Reinsurer through registration thereunder, this Agreement is hereby designated a Governing Instrument (as such terms is defined in the Act) and a Contract of Insurance and shall be so treated for the purpose of the Insurance Act 1978 (and the regulations promulgated thereunder from time to time) notwithstanding any statutory provision or any law to the contrary.

B.
The Reinsurer will establish and maintain a Segregated Account with respect to this Agreement (the “Subject Segregated Account”) and such Segregated Account will be designated by the Reinsurer as “Segregated Account AX”.

C.
All rights and interests in assets and property standing to the credit of the Subject Segregated Account shall be determined in accordance with this Agreement and the terms of the Act. The Reinsured acknowledges that the Reinsurer may issue one or more shares or securities to be related to the Subject Segregated Account. Notwithstanding any provision of this Agreement to the contrary, the Reinsurer may use (and deplete if be a consequence) the assets of the Subject Segregated Account to pay (or reimburse) itself or third parties (a) the expenses, fees and taxes with respect to any such said issue or repurchase of such said shares or securities or dividends and distributions for such shares or securities and (b) all and any claims against and expenses, fees and taxes of the Reinsurer incurred in connection with or under (including without limitation entering into making or establishing as the case may be) this Agreement, any purchase or investment by the Reinsurer contemplated by this Agreement, any subscription and shareholders agreement concerning the said shares or securities or the Subject Segregated Account. The Reinsurer may terminate the Subject Segregated Account at any time after it ceases to have any obligations to the Reinsured hereunder.

D.
The Reinsurer agrees to credit to the Subject Segregated Account all premium, retro-premium and other receipts arising from this Agreement. In addition, any reinsurance recoveries arising from retrocessional reinsurance agreements ceding all or any portion of the risks assumed hereunder shall be credited to the Subject Segregated Account.

E.
Except for renewals to this Agreement, the Reinsurer may not issue any other contracts of insurance with respect to the Subject Segregated Account; provided that, however, the Reinsurer may enter into retrocessional agreements to cede all or any portion of the risks assumed hereunder.

F.
The Reinsured acknowledges and recognizes the applicability, validity and enforceability of the Act and the terms contained therein and in particular that the Reinsurer’s liability and obligations under this Agreement are limited to the assets (available, realizable and reasonably accessible by the Reinsurer) of the Subject Segregated Account. In the event the assets of the Subject Segregated Account are insufficient to satisfy any claims under the Agreement, the Reinsured agrees that it has no claim and undertakes that it shall make no claim against the Reinsurer and/or any assets of the Reinsurer, the Reinsurer or any other person in the Reinsurer’s general account or against any assets in any other Segregated Account other than the assets of the Subject Segregated Account.

G.
The Reinsurer (or their designated representative) will provide the Reinsured with annual audited financial statements reflecting the financial condition of the Reinsurer and the Segregated Account AX, together with immediate notice of any reduction in the capital of the Segregated Account AX, below the minimum amount provided for under this Agreement and Addendums.

H.
This Agreement shall be governed and construed under the laws of the Province of Ontario, without reference to principles of choice of law, provided however that all rights and obligations of the parties that derive from or are in any way related to the fact that this Agreement is issued from a Segregated Account of the Reinsurer shall be governed by the substantive laws of Bermuda.

SIGNED this 30th day of December , 20 14 ;
For the Reinsured, OMEGA GENERAL INSURANCE COMPANY

/s/ Philip H. Cook
By: Philip H. Cook, CEO

SIGNED this 30th day of DEC , 20 14 ;
In Hamilton, Bermuda;
For the Reinsurer, WYNDHAM INSURANCE COMPANY (SAC) LTD, in respect of its Segregated Account AX

/s/ Andrew McComb
By: Andrew McComb, President

Exhibit A

Form of Reinsurance Security Agreement

Wyndham Insurance Company (SAC) Ltd,
in respect of its Segregated Account AX
as Pledgor
and
OMEGA GENERAL INSURANCE COMPANY
as Secured Party
and
RBC INVESTOR SERVICES TRUST
as Custodian

REINSURANCE SECURITY AGREEMENT
January 1, 2015

REINSURANCE SECURITY AGREEMENT
Reinsurance Security Agreement dated as of January 1, 2015 made between:
WYNDHAM INSURANCE COMPANY (SAC) LIMITED, in respect of its Segregated Account AX, an insurance company existing under the laws of Bermuda. and having its principal office located at Swan Building, 2nd Floor, 26 Victoria Street, Bermuda, HM12 (the “Pledgor”);
-and-
OMEGA GENERAL INSURANCE COMPANY, an insurance company incorporated under the laws of Canada and having its head office located at Suite 1200, 34 King Street East, Toronto, Ontario, M5C 2X8, Canada (the “Secured Party”);
-and-
RBC INVESTOR SERVICES TRUST, a trust company incorporated under the laws of Canada and having its head office located at 155 Wellington Street West, 7th Floor, Toronto, Ontario, M5V 3L3, Canada (the “Custodian”).
RECITALS:

(i)	The Secured Party is authorized to carry on an insurance business in Canada under the Insurance Companies Act (Canada) (the “ICA”).

(ii)
The Pledgor and the Secured Party have entered into one or more Reinsurance Agreements pursuant to which the Pledgor has agreed to reinsure certain risks for the benefit of the Secured Party. The Pledgor is not authorized under the ICA to reinsure risks in Canada.

(iii)
The Secured Party will only receive credit for capital purposes under the ICA for reinsurance ceded under the Reinsurance Agreement if security is maintained in Canada in respect of the reinsurance liabilities of the Pledgor in accordance with the Superintendent’s guidance on reinsurance arrangements.

(iv)
The Pledgor has agreed to provide security to the Secured Party for its obligations pursuant to the Reinsurance Agreement and has agreed to enter into this Agreement and to perform the obligations of the Pledgor described hereunder.

(v)
The Pledgor and the Secured Party desire to retain the Custodian to act as custodian of the Collateral in accordance with the terms of this Agreement and to provide safekeeping and custodial services in respect of the Collateral.

(vi)	The Custodian has agreed to act as custodian of the Collateral and to provide safekeeping and custodial services in respect of the Collateral, all on the terms and conditions of this Agreement.
In consideration of the foregoing and the mutual agreements herein set forth and other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree as follows:

Section 1	Defined Terms and Interpretation.

(1)	As used in this Agreement, the following terms have the following meanings:
“Affiliate” shall have the meaning set out in the Canada Business Corporations Act, as amended from time to time, and any successor legislation thereto as in effect from time to time.
“Agent” means any agent, service provider, advisor or other entity appointed by the Custodian to assist in providing services under this Agreement, and may include Affiliates and subsidiaries of the Custodian.
“Agreement” means this Reinsurance Security Agreement, as supplemented or amended from time to time.
“Applicable Law” means in relation to any person, any existing or future laws, regulations, policies or orders made and promulgated under statutory authority by any governmental or regulatory body, commission or agency having jurisdiction over such person whether or not having the force of law, including, without limitation, laws in relation to taxation, all as the same may be amended from time to time.
“Blocking Service” has the meaning specified in Section 2(4).
“Business Day” means a day, other than a Saturday or a Sunday, on which banks are open for general business in Toronto, Ontario.
“CDS” means CDS Clearing and Depository Services Inc. and its successors and assigns. “Collateral” has the meaning specified in Section 3.

“Contractual Settlement Date” means:

(i)	with respect to the purchase or sale of any security, the date the parties have contracted to settle the trade;

(ii)	with respect to the purchase or sale of any short term money market investments, the date specified by the Pledgor at the time at which it gave instructions to the Custodian;

(iii)	with respect to the maturity of a security, the maturity date; and

(iv)	with respect to interest and dividend payments, the due date established by the payor.
“Corporate Action” means any conversion privileges, subscription rights, warrants or other rights or options available to the holder in connection with any securities which form part of the Collateral, including those relating to the reorganization, recapitalization, takeover, consolidation, amalgamation, merger, liquidation, filing for or declaration of bankruptcy or plans of arrangement of any corporation or association.
“Custodial Obligations” has the meaning specified in Section 23(5).
“Custodian” means RBC Investor Services Trust, a trust company continued under the laws of Canada, and any successor Custodian appointed pursuant hereto, and their respective successors and assigns.
“Custodian Security Interest” has the meaning specified in Section 23(5).
“Depository” means any authorized domestic depository or clearing or settlement agency or system, including a transnational book-based system, and shall include CDS, and “Depositories” means all of them.
“Direction” means any directions, notices, requests, instructions and any other communication of the Pledgor, the Secured Party or any Investment Manager (including, for greater certainty, Entitlement Orders) given to the Custodian in accordance with the terms of this Agreement and “Direct” means to give a Direction.
“Entitlement Order” means a notice communicated to the Custodian directing the transfer or redemption of a financial asset to which the Secured Party has a security entitlement and includes an “entitlement order” as defined in the STA.
“Event of Default” has the meaning specified in Section 9.

“Expenses” has the meaning specified in Section 4(b).
“Fee Schedule” means the schedule of fees payable hereunder as agreed to by the parties, as amended from time to time.
“Investment Manager” means any person or entity designated by the Pledgor as an investment manager pursuant to Section 7.
“Lien” means (i) any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, encumbrance, lien (statutory or otherwise), hire purchase agreement, conditional sale agreement, deposit arrangement, title retention agreement or arrangement, or any other assignment, arrangement or condition that in substance secures payment or performance of an obligation, (ii) any trust arrangement, (iii) any arrangement which creates a right of set-off out of the ordinary course of business, or (iv) any agreement to grant any such rights or interests.
“Market Value” means the market value of the Collateral, as determined by the Custodian in accordance with the terms of this Agreement.
“Minimum Market Value” means an amount equal to at least [*]% of the unearned premium plus [*]% of outstanding losses of the Secured Party in respect of policies that are the subject of Reinsurance Agreements with the Pledgor, with such liabilities being determined by the appointed actuary of the Secured Party in accordance with generally accepted actuarial principles with such changes as may be determined by the Superintendent and any additional directions that may be made by the Superintendent.
“Overdraft” has the meaning specified in Section 23(1).
“Permitted Investments” means any of the investments listed in Schedule "D" hereto, as amended from time to time, provided that they are held and settled through CDS or are represented by physical certificates delivered to, and registered or endorsed in the name of, the Custodian or its nominee.
“Person” means any natural person, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, company, limited liability company, institution, public benefit corporation, investment or other fund, government (whether federal, provincial, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof) or other entity of any nature.
*Confidential Treatment Requested.

“PPSA” means the Personal Property Security Act (Ontario) and the Minister's order and regulations thereunder.
“Reinsurance Agreement” means the reinsurance agreement between the Secured Party and the Pledgor listed on Schedule “A”, as amended from time to time.
“Secured Obligations” has the meaning specified in Section 4(a).
“Securities Account” means each account opened or maintained by the Pledgor with the Custodian for purposes of this Agreement or which the parties may agree is to be a Securities Account for purposes of this Agreement, as more particularly designated in Section 2(1) hereof.
“Security Interest” has the meaning specified in Section 4.
“Set-Off Rights” has the meaning specified in Section 23(6).
“STA” means the Securities Transfer Act, 2006 (Ontario).
“Standard of Care” has the meaning specified in Section 27(1)
“Superintendent” means the Superintendent of Financial Institutions, appointed pursuant to the Office of the Superintendent of Financial Institutions Act.
“Voting Materials” means all proxies, proxy solicitation materials and other communications received by the Custodian relating to any securities which form part of the Collateral and that call for voting.

(2)
Terms defined in the PPSA or the STA and used but not otherwise defined in this Agreement have the same meanings as in the PPSA or STA, as the case may be. For greater certainty, the terms “investment property”, “money” and “proceeds” have the meanings given to them in the PPSA; and the terms “certificated security”, “control”, “deliver”, “entitlement holder”, “entitlement order” “financial asset”, “security”, “securities account”, “securities intermediary”, “security entitlement” and “uncertificated security” have the meanings given to them in the STA.

(3)
In this Agreement the words “including”, “includes” and “include” mean “including (or includes or include) without limitation”. The expressions “Section” and other subdivision followed by a number mean and refer to the specified Section or other subdivision of this Agreement.

(4)	Any reference in this Agreement to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(5)	The division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenient reference only and do not affect its interpretation.

(6)
Any reference in this Agreement to this Agreement, any other agreement or any instrument, means this Agreement, such other agreement, or such instrument, in each case, as the same may have been or may from time to time be amended, modified, extended, renewed, restated, replaced or supplemented and includes all schedules attached thereto. Except as otherwise provided in this Agreement, any reference in this Agreement to a statute refers to such statute and all rules and regulations made under it as the same may have been or may from time to time be amended or re-enacted.

Section 2	The Securities Account.

(1)
The Custodian shall open and maintain the Securities Account as an account of, and in the name of, the Pledgor, or shall designate an existing account as a Securities Account for purposes of this Agreement. The parties hereby agree that the account described in Schedule “B” is and shall be a “Securities Account” for purposes of this Agreement and a securities account for the purposes of the STA.

(2)
The Securities Account shall be opened and maintained at the offices of the Custodian in Toronto, Ontario. The Custodian will not change the location of any Securities Account without the prior written consent of the Pledgor and the Secured Party.

(3)
Concurrent with the execution and delivery of this Agreement, the Pledgor shall, from time to time, deliver Permitted Investments to the Securities Account having an aggregate Market Value as of such date no less than the Minimum Market Value.

(4)
The Pledgor shall ensure that all property delivered by it to the Securities Account, or in which it Directs that amounts in the Securities Account be invested, consists of Permitted Investments. While it is the Pledgor’s obligation to ensure that all property delivered by it to the Securities Account consists of Permitted Investments and the Secured Party has access to statements of the Securities Account to permit it to confirm that the assets in the Securities Account are Permitted Investments, as a supplemental control, the Custodian may, at its sole discretion, block the settlement of property that is non-CDS eligible into the Securities Account (the “Blocking Service”). On each occasion that the Custodian provides the Blocking Service, it shall promptly notify the Secured Party and the Pledgor of any property that has not settled into the Securities Account due to the Blocking Service. The Pledgor

and the Secured Party shall not Direct the Custodian to use any part of the Collateral in a securities lending program.

(5)
The Custodian shall determine the Market Value of the Collateral at such times as required for purposes of this Agreement, including, without limitation, no less frequently than monthly for the purposes of the monthly declaration required to be filed by the Custodian pursuant to Section 18(1)(j). In determining such Market Values, the Custodian shall use nationally recognized pricing services for property for which such prices are available, and for property for which such prices are not available, the Market Value shall be based on an estimate or estimates provided jointly by the Secured Party and the Pledgor. The Custodian shall not be liable for any loss, damage or expense, arising as a result of an error in such data sources or estimates provided by the Pledgor or the Secured Party or for any delay or failure of either party providing such estimates.

(6)
No later than 30 calendar days after the end of each calendar quarter, the Secured Party shall prepare and provide to the Pledgor, for the sole purpose of adjusting the Minimum Market Value, a specific statement of the Minimum Market Value as of the end of such calendar quarter.

(7)
The Pledgor shall ensure that the Market Value of the Collateral (as determined by the Custodian for the purposes and as shown in the monthly declaration required to be filed by the Custodian pursuant to Section 18(1)(j)) shall at all times be at least equal to the Minimum Market Value, as determined by the Secured Party in accordance with Section 2(6). If the Market Value of the Collateral shall at any time fall below the Minimum Market Value, the Pledgor shall promptly deposit in the Securities Account additional Collateral with a Market Value sufficient to bring the Market Value of the Collateral up to at least the Minimum Market Value.

(8)
The Pledgor may not withdraw or replace, and the Custodian shall not permit the withdrawal or replacement of, any of the Collateral without the joint written Direction of the Pledgor and the Secured Party. Upon any disbursement or withdrawal made in accordance with this Section 2(8), the Collateral disbursed or withdrawn shall cease to be subject to the Security Interest and shall cease to be Collateral. The Security Interest shall not otherwise terminate except by means of a discharge in writing executed by the Secured Party in accordance with Section 32. The Custodian shall be entitled to set off against any Collateral withdrawn by the Pledgor pursuant to this Section 2(8) any amounts due and payable to it by the Pledgor pursuant to this Agreement.

(9)
No withdrawal or disbursement of Collateral pursuant to Section 2(8) shall prejudice the right of the Secured Party to subsequently require, or the obligation of the Pledgor to make, delivery of new or further Collateral in accordance with the terms of the Reinsurance Agreement and this Agreement.

(10)
Notwithstanding anything in this Agreement to the contrary, the Secured Party shall have the unconditional right to give an Entitlement Order with respect to any Collateral in the Securities Account at any time, and the Custodian agrees that it will promptly comply with any Entitlement Orders originated by the Secured Party, without the further consent of the Pledgor. As between the Secured Party and the Pledgor, the Secured Party agrees that it shall not give an Entitlement Order unless an Event of Default has occurred and is continuing; provided, however, that the Custodian shall not be required to enquire as to the occurrence or existence of any Event of Default prior to acting upon any Entitlement Order given by the Secured Party. Upon receipt of any such Entitlement Order, the Custodian shall promptly take any and all steps necessary to transfer such Collateral to the Secured Party or as it may Direct. Upon receipt of any Entitlement Order from the Secured Party, the Custodian shall promptly cease to comply with Entitlement Orders of the Pledgor with respect to Collateral in the Securities Account and the Custodian shall promptly cease to comply with Directions of the Pledgor or the Investment Manager with respect to the Collateral (including without limitation Directions pursuant to Section 7(1) and Section 7(2). In complying with any such Entitlement Order, the Custodian shall be entitled to a reasonable period of time to implement the Entitlement Order and shall not be required to cease processing a pending transaction not involving the withdrawal of property from the Securities Account pursuant to a Direction that was received by the Custodian prior to receiving the Entitlement Order. Other than an Entitlement Order, no other statement or document need be presented by the Secured Party to withdraw any of the Collateral from the Securities Account, except that the Secured Party shall acknowledge to the Custodian receipt of such withdrawn Collateral.

Section 3    Grant of Security.
The Pledgor grants to the Secured Party a security interest in, and assigns, mortgages, charges, hypothecates and pledges to the Secured Party, the following (collectively, the “Collateral”):

(a)
all securities and other property from time to time delivered or contributed by or on behalf of the Pledgor to the Custodian pursuant to or in accordance with the Reinsurance Agreement or this Agreement, or to be held pursuant to this Agreement, including, without limitation, all security entitlements with respect thereto;

(b)
the Securities Account and all of the credit balances, security entitlements, securities, cash, and other financial assets and other property (or their value) from time to time held in the Securities Account;

(c)
all substitutions and replacements of, increases and additions to the property described in Section 3(a) and Section 3(b) including any consolidation, subdivision, reclassification or stock dividend; and

(d)
all proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Section 3(a), Section 3(b) and Section 3(c) including the proceeds of such proceeds.

Section 4    Secured Obligations.
The security interest, assignment, mortgage, charge, hypothecation and pledge granted by the Pledgor to the Secured Party under this Agreement (collectively, the “Security Interest”) secures the payment and performance of:

(a)
(i) all of the Pledgor’s present and future obligations to the Secured Party to pay the Pledgor’s share of any loss or liability or both sustained by the Secured Party for which the Pledgor is liable under the Reinsurance Agreement and (ii) all of the Pledgor’s other present and future debts, liabilities and obligations to the Secured Party, direct or indirect, absolute or contingent, whether alone or with others, pursuant to or in connection with the Reinsurance Agreement or this Agreement (including, where required by the Reinsurance Agreement, any loss or liability on account of claims incurred but not reported) (collectively, and together with the Expenses, the “Secured Obligations”); and

(b)
all reasonable legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral upon the Security Interest becoming enforceable, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters (collectively, the “Expenses”).

Section 5	Attachment.

(1)
The Pledgor acknowledges that (i) value has been given, (ii) it has rights in the Collateral or the power to transfer rights in the Collateral to the Secured Party (other than after- acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a copy of this Agreement.

(2)
At the request of the Secured Party, the Pledgor will take all action that the Secured Party deems advisable to cause the Secured Party to have “control”, for the purposes of the STA, over any securities or other investment property delivered by the Pledgor pursuant to this Agreement or that is now or at any time becomes Collateral, including (i) causing the Collateral to be transferred to or registered in the name of the Custodian or its nominee, (ii) endorsing any certificated securities to the Custodian or its nominee by an effective endorsement, (iii) directing CDS that the Collateral is to be credited to an account in the name of the Custodian or its nominee, (iv) delivering the Collateral to the Custodian, and (v) delivering to the Custodian any and all consents or other documents or agreements which may be necessary to effect the transfer of any Collateral to the Custodian.

Section 6	Duties of the Secured Party.

(1)
The Secured Party has no obligation to exercise any option or right in connection with any Collateral. The Secured Party has no obligation to protect or preserve any Collateral from depreciating in value or becoming worthless and is released from all responsibility for any loss of value whether such Collateral is in the possession of, is a security entitlement of, or is subject to the control of, the Secured Party, the Custodian, the Pledgor or any other Person. The Custodian shall comply with its Standard of Care in the physical keeping of any Collateral.

(2)
The Secured Party may, after the Security Interest is enforceable, sell, transfer, use or otherwise deal with any Collateral on such conditions and in such manner as the Secured Party in its sole discretion may determine.

Section 7	Rights of the Pledgor.

(1)
Unless and until the Secured Party has delivered an Entitlement Order pursuant to Section 2(10), the Pledgor shall be entitled, subject to Section 2(4) and Section 2(7), to Direct the Custodian as to the manner of investment of the Collateral. The Custodian may establish reasonable requirements relative to the time or times by which Direction must be given and shall advise the Pledgor of those requirements. The Pledgor may, by Direction to the Custodian and the Secured Party, designate an Investment Manager to manage the investment of some or all of the Collateral as identified by the Pledgor, and to provide Directions to the Custodian with regard to the investment of the Collateral. The Custodian may assume that the designation of an Investment Manager continues in force until it receives a written Direction from the Pledgor to the contrary. Whenever an Entitlement Order has been given pursuant to Section 2(9), all rights of the Pledgor, or any Investment Manager, to Direct the Custodian as to the manner of investment of the Collateral shall terminate and all such rights shall become vested solely and absolutely in the Secured Party.

(2)
Unless and until the Secured Party has delivered an Entitlement Order pursuant to Section 2(10), the Pledgor shall be entitled to Direct the Custodian with respect to the exercise of the voting rights attached to the securities and other financial assets that are part of the Collateral. The Custodian may establish reasonable requirements relative to the time or times by which any such Directions must be given and shall advise the Pledgor of those requirements. Whenever an Entitlement Order has been given by the Secured Party pursuant to Section 2(10), all rights of the Pledgor to vote or to Direct the voting (including under any proxy given by the Custodian or the Secured Party (or a nominee) or otherwise) shall cease and all such rights become vested solely and absolutely in the Secured Party.

(3)
All dividends, interests, distributions and other amounts related to the Collateral shall be collected by the Custodian, credited to the Securities Account and shall constitute Collateral, unless and until released in accordance with Section 2(8). Any dividend, interest, cash or other amounts received by the Pledgor contrary to this Section 7(3) will be held by the Pledgor as trustee for the Secured Party and shall be immediately paid over to the Custodian, or after the giving of an Entitlement Order, to or to the order of the Secured Party.

Section 8	Expenses.
The Pledgor is liable for and will pay on demand by the Custodian or Secured Party, as the case may be, any and all Expenses of the Custodian or the Secured Party.

Section 9	Enforcement.
The Security Interest shall become and be enforceable against the Pledgor upon the occurrence of any one or more of the following events (each, an “Event of Default”):

(a)	the Pledgor is no longer authorized in its home jurisdiction to carry on the business of reinsurance;

(b)
the Pledgor fails to make any payment when due under the Reinsurance Agreement (whether on a scheduled payment date or upon default or termination), and such failure is not remedied on or before the close of business in Toronto, Ontario on the third Business Day after notice thereof has been given by the Secured Party to the Pledgor;

(c)
the Pledgor defaults, in any material respect, in any of its other duties and obligations under the Reinsurance Agreement and the Pledgor has not remedied such default within any applicable cure period provided for in the Reinsurance Agreement;

(d)
any representation or warranty made by the Pledgor in this Agreement is breached or is incorrect in any material respect and the Pledgor fails to remedy such breach and cause such representation or warranty to become correct in all material respects within three Business Days of receipt of notice from the Secured Party requiring it to do so;

(e)
the Pledgor fails, in any material respect, to perform any of its undertakings, covenants or agreements in this Agreement and such failure is not remedied on or before the third Business Day following the day in which notice of such failure has been given by the Secured Party to the Pledgor;

(f)	the Pledgor becomes insolvent or unable to pay its debts as they fall due or fails or admits in writing its inability to pay its debts as they fall due;

(g)
the Pledgor institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (i) results in a judgment of insolvency or liquidation, or (ii) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;

(h)
one or more supervisory or regulatory authorities takes control of all or substantially all of the assets of the Pledgor, with the intention that such authority or authorities act as administrator, liquidator or provisional liquidator, receiver or interim receiver, trustee, custodian or other similar officer; or

(i)
a liquidator or receiver of the Pledgor or of any part of the insurance business of the Pledgor is appointed under the provisions of any statute or pursuant to any agreement between the Pledgor and a third party.

Section 10    Remedies.
Whenever the Security Interest is enforceable, the Secured Party may realize upon the Collateral and enforce the rights of the Secured Party by:

(a)	realizing upon or otherwise disposing of or contracting to dispose of the Collateral by sale, transfer or delivery;

(b)	exercising and enforcing all rights and remedies of a holder of the Collateral as if the Secured Party were the absolute owner thereof (including, if necessary, causing the Collateral to be registered in the name of the Secured Party or its nominee if not already done);

(c)	collecting any proceeds arising in respect of the Collateral;

(d)
whether or not an Entitlement Order has been given, directing the Custodian to transfer all Collateral held by the Custodian in the Securities Account, or any of them, to another account maintained with, by or on behalf of the Secured Party or otherwise as the Secured Party may Direct, and the Custodian shall comply with any such Direction;

(e)	applying any proceeds arising in respect of the Collateral in accordance with Section 32(12); and

(f)	exercising any other remedy or proceeding authorized or permitted under the PPSA or otherwise by Applicable Law or equity.

Section 11	Exercise of Remedies.
The remedies under Section 10 may be exercised from time to time separately or in combination and are in addition to, and not in substitution for, any other rights of the Secured Party however arising or created. The Secured Party is not bound to exercise any right or remedy, and the exercise of rights and remedies is without prejudice to the rights of the Secured Party in respect of the Secured Obligations including the right to claim for any deficiency.

Section 12    Appointment of Attorney.
The Pledgor hereby irrevocably constitutes and appoints the Secured Party (and any officer of the Secured Party), at any time that the Security Interest is enforceable, the true and lawful attorney of the Pledgor. As the attorney of the Pledgor, the Secured Party has the power to exercise for and in the name of the Pledgor with full power of substitution, at any time that the Security Interest is enforceable, any of the Pledgor's right (including the right of disposal), title and interest in and to the Collateral including the execution, endorsement, delivery and transfer of the Collateral to the Secured Party, its nominees or transferees, and the Secured Party and its nominees or transferees are hereby empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Collateral to the same extent as the Pledgor might do. This power of attorney is irrevocable, is coupled with an interest, has been given for valuable consideration (the receipt and adequacy of which is acknowledged) and survives, and does not terminate upon, the bankruptcy, dissolution, winding up or insolvency of the Pledgor. This power of attorney extends to and is binding upon the Pledgor’s successors and assigns. The Pledgor authorizes the Secured Party to delegate in writing to another Person any power and authority of the Secured Party under this power of attorney as may be necessary or desirable in the opinion of the Secured Party, and to revoke or suspend such delegation.

Section 13	Dealing with the Collateral.

(1)
The Secured Party is not obliged to exhaust its recourse against the Pledgor or any other Person or against any other security it may hold in respect of the Secured Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Secured Party may consider desirable.

(2)
The Secured Party may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgor and with other Persons, sureties or securities as it may see fit without prejudice to the Secured Obligations, the liability of the Pledgor or the rights of the Secured Party in respect of the Collateral.

(3)
Except as otherwise provided by Applicable Law or this Agreement, the Secured Party is not (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any Persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

Section 14	Standards of Sale.
Without prejudice to the ability of the Secured Party to dispose of the Collateral in any commercially reasonable manner, the Pledgor acknowledges that:

(a)	the Collateral may be disposed of in whole or in part;

(b)	the Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

(c)	any assignee of such Collateral may be the Secured Party or a customer of the Secured Party;

(d)	any sale conducted by the Secured Party will be at such time and place, on such notice and in accordance with such procedures as the Secured Party, in its sole discretion, may deem advantageous;

(e)
the Collateral may be disposed of in any manner and on any terms necessary to avoid violation of Applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that the prospective bidders and purchasers have certain qualifications, and restrict the prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Collateral) or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;

(f)	a disposition of the Collateral may be on such terms and conditions as to credit or otherwise as the Secured Party, in its sole discretion, may deem advantageous; and

(g)	the Secured Party may establish an upset or reserve bid or price in respect of the Collateral.

Section 15    Dealings by Third Parties.

(1)	No Person dealing with the Secured Party or an agent or receiver appointed at the instance of the Secured Party is required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which such Person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Secured Party or the Custodian by the Pledgor, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the propriety or regularity of any sale or other dealing by the Secured Party with the Collateral, or (vi) how any money paid to Secured Party has been applied.

(2)
Any bona fide purchaser of all or any part of the Collateral from the Secured Party or any receiver or agent will hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Pledgor has or may have under any rule of law or statute now existing or hereafter adopted.

Section 16	Representations, Warranties and Covenants.

(1)
The Pledgor represents and warrants (which representations and warranties will be deemed to be repeated as of each date on which the Pledgor delivers Collateral) and undertakes to the Secured Party and the Custodian that:

(a)
the Pledgor is a captive insurance company duly incorporated and validly existing under the laws of its jurisdiction of incorporation and is not in liquidation, is authorized in its home jurisdiction to carry on the business of reinsurance and has the corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder and has taken all corporate and other action required to authorise its execution and performance of this Agreement;

(b)
the Pledgor owns, or will at the time of it being credited to the Securities Account own, the Collateral free and clear of all Liens (other than the Security Interest and the Custodian Security Interest) and other adverse claims and the Pledgor is entitled to grant the Security Interest created pursuant to this Agreement;

(c)	this Agreement does not conflict in any material respect with any contractual or other obligation binding upon the Pledgor or with the constitutional documents of the Pledgor;

(d)
the Security Interest created pursuant to this Agreement constitutes and will constitute a first priority security interest over the Collateral, not subject to any prior or pari passu security interest (except as provided in Section 23(5));

(e)	this Agreement has been duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligations of the Pledgor, enforceable in accordance with its terms;

(f)
other than with the prior written consent of the Secured Party, the Pledgor shall not dispose of the Collateral, shall not create any Liens, other than the Security Interest created by this Agreement (except as provided in Section 23(5)), in respect of the Collateral (irrespective of whether ranking behind the Security Interest created hereby), shall not permit the existence of any such Lien, and shall not grant control over any of the Collateral to any Person other than the Secured Party;

(g)	to the Pledgor’s knowledge, no transfer restrictions apply to any of the Collateral, except as have been complied with;

(h)
to the Pledgor’s knowledge, the obligations that are Collateral constitute, where applicable, the legal, valid and binding obligation of the issuer of such Collateral, enforceable in accordance with its terms, subject only to any limitation under Applicable Laws relating to (i) bankruptcy, insolvency, fraudulent conveyance, arrangement, reorganization or creditors’ rights generally, and (ii) the discretion that a court may exercise in the granting of equitable remedies;

(i)
the Pledgor does not know of any claim to or interest in any Collateral, including any adverse claims. If any Person asserts any Lien, encumbrance or adverse claim against any of the Collateral, the Pledgor will promptly notify the Secured Party;

(j)	the Pledgor has not consented to, will not consent to, and has no knowledge of any control by any Person with respect to any Collateral, other than the Secured Party or the Custodian;

(k)
the Pledgor will notify the Secured Party immediately upon becoming aware of any change in an “issuer’s jurisdiction” within the meaning of the STA and the equivalent legislation in any other jurisdiction in respect of any Collateral that are uncertificated securities;

(l)	the Pledgor will not change its name in any manner or its jurisdiction of incorporation without providing at least 30 days’ prior written notice to the Secured Party and the Custodian;

(m)	the Pledgor will not change the jurisdiction of its head office without providing at least 30 days’ prior written notice to the Secured Party;

(n)
the Pledgor will grant to the Secured Party such further security interests, assignments, mortgages, charges, hypothecations and pledges in such of the Collateral that is not effectively subject to a valid and perfected first ranking security interest pursuant to this Agreement, and in each relevant jurisdiction as reasonably determined by the Secured Party. The Pledgor will perform all acts, execute and deliver all agreements, documents and instruments and take such other steps as are reasonably requested by the Secured Party at any time to register, file, signify, publish, perfect, maintain, protect, and enforce the Security Interest including: (i) executing, recording and filing of financing or other statements, and paying all taxes, fees and other charges payable, (ii) placing notations on its books of account to disclose the Security Interest, (iii) delivering acknowledgements, confirmations and subordinations that may be necessary to ensure that the Security Interest constitutes a valid and perfected first ranking security interest, (iv) executing and delivering any certificates, endorsements, instructions, agreements, documents and instruments, required to register, file, signify, publish, perfect, maintain, protect and enforce the Security Interest. The documents contemplated by this paragraph must be in form and substance reasonably satisfactory to the Secured Party.

(2)
The Custodian represents and warrants that it does not use any subcustodian in respect of securities that it holds through a securities account at CDS or that it holds in physical form, and it covenants that it will not do so in the future.

Section 17    Collateral Matters.

(1)	The Custodian acknowledges and agrees that:

(a)
it has not entered into, and will not enter into, any agreement, other than this Agreement, in which it agrees to comply with any Entitlement Order or other instruction or direction in respect of the Collateral or any portion thereof and it will not accept or act upon an Entitlement Order, instruction or direction in respect of the Collateral or the Securities Account, except as provided in this Agreement;

(b)
all property (whether a credit balance, a security, an instrument or other property) credited to or held in the Securities Account is to be treated as a financial asset under the STA and the equivalent legislation in other jurisdictions;

(c)	the Securities Account is a “securities account” for purposes of the STA and the equivalent legislation in other jurisdictions;

(d)	all account statements for the Securities Account shall show as a credit balance to the Securities Account any cash representing proceeds derived from property held in the Securities Account or cash delivered to the Securities Account as original Collateral, notwithstanding that the Custodian may (and is hereby permitted) to hold such cash in one or more deposit accounts maintained with a deposit-taking institution;

(e)
it is acting as securities intermediary, for purposes of the STA and the equivalent legislation in other jurisdictions, in respect of the Collateral and any security entitlements credited to the Securities Account; and

(f)	the securities intermediary’s jurisdiction of the Custodian for purposes of the STA, and the equivalent legislation in other jurisdictions, is the Province of Ontario, Canada.

(2)	Each of the Pledgor and the Secured Party acknowledges and agrees that:

(a)
the Custodian shall have no obligation to register any financing statement or other personal property security filings in respect of any of the Collateral, or to perfect or maintain the perfection of any Lien, other than its obligation to open and maintain the Securities Account in accordance with the terms of this Agreement; and

(b)
the Custodian shall not be responsible for determining the amount of Collateral required to be delivered by the Pledgor at any time pursuant to this Agreement or to determine whether the Collateral held in the Securities Account are Permitted Investments.

(3)
Each of the Pledgor and the Custodian acknowledges and agrees that to the extent that any other agreement between the Pledgor and the Custodian contains a provision that is inconsistent with the designation of the securities intermediary’s jurisdiction of the Custodian for the purposes of the STA set out in Section 17(1)(c) hereof such agreement is hereby deemed to be amended to remove such inconsistency.

Section 18	Appointment and Duties of the Custodian.

(1)
The Custodian agrees to act as Custodian and, in that connection, agrees to open and maintain the Securities Account in accordance with the terms of this Agreement. In particular, the Custodian agrees as follows:

(a)
Except as otherwise provided herein, all securities and all other property delivered to the Custodian pursuant to this Agreement or the Reinsurance Agreement for credit to the Securities Account, or otherwise as Collateral, shall promptly be credited to, and shall be held in, the Securities Account. The Custodian shall hold the Collateral in accordance with the terms and conditions of this Agreement. The Custodian shall hold the Collateral as client property separate and apart from its general property. All Collateral shall at all times and in all circumstances be clearly recorded in the books and records of the Custodian as being separate and apart from the assets of the Custodian and in a manner which reflects the Pledgor as the beneficial owner of the securities and other property in the Securities Account. The Custodian shall make notations in its records that the Securities Account is subject to a security interest in favour of the Secured Party.

(b)
The Custodian shall promptly credit and deposit to the Securities Account all cash or other amounts received as dividends, interest, distributions or other payment related to the Collateral, including all cash or other amounts received pursuant to Section 7(3).

(c)
The Custodian shall, with respect to Corporate Actions, use reasonable efforts to promptly forward to the Pledgor, or, on Direction from the Pledgor, to the Investment Manager, a Corporate Action notice that contains a summary of information which has actually been received by the Custodian from third party sources believed by the Custodian to be reliable, and request Directions with respect to such Corporate Action where required. The Custodian shall, with respect to Voting Materials, use reasonable efforts to promptly forward, or arrange to have promptly forwarded, to the Pledgor (or to the Investment Manager which the Pledgor has designated as having responsibility for the relevant security) all Voting Materials which the Custodian receives in respect of securities forming part of the Collateral. The Custodian shall be under no duty to investigate, participate in or take affirmative action concerning any Corporate Actions or Voting Materials, except in accordance with a Direction given in accordance with this Agreement, and upon such indemnity and provision for fees and expenses as the Custodian may require. For greater certainty, other than as described in this paragraph and in (1)(e) below, the Custodian shall not be obligated to forward or summarize any other shareholder communications, including shareholder mailings, notices or reports, and the Custodian shall have no responsibility or liability for ensuring the accuracy or adequacy of such third party information contained in any such Voting Materials or Corporate Action notice.

(d)
The Custodian shall register the Collateral in the Custodian’s own name, in the name of a Depository or in the name of a nominee, or in bearer form, if the security is not capable of being registered or registration of it would not be in the best interests of the Pledgor and the Secured Party.

(e)
The Custodian shall account for all Collateral in the Securities Account and shall provide monthly statements of account. Additional statements as required to satisfy the requirements of the Superintendent and any other regulatory or administrative agencies will also be provided as requested by the Secured Party, the Pledgor, the Superintendent or such other regulatory or administrative agency, all at the expense of the Pledgor. Upon the expiration of ninety (90) days from the date of mailing of any statement, the Custodian shall be fully released and discharged from any liability or accountability to any party with respect to the acts or transactions disclosed in such statement, except for those certain acts and transactions which the Pledgor or the Secured Party has identified by giving written notice to the Custodian.

(f)
The Custodian shall respond to any direct inquiries of the Pledgor, the Secured Party, the Bermuda Monetary Authority (BMA) as the Pledgor’s regulator or any of their representatives, concerning the Securities Account or the Collateral, and shall upon reasonable prior notice provide to the Pledgor, the Secured Party and/or the Pledgor’s applicable regulator detailed inventories of all securities and other property held in the Securities Account, and the Custodian shall, upon reasonable prior notice and subject to commercially reasonable requirements, permit the Pledgor, the Secured Party, the Pledgor’s regulator, or any of their representatives, to examine and audit all securities and other property held in the Securities Account. The Custodian shall promptly provide notice to the Secured Party and the Pledgor concerning audits of the Pledgor’s regulator. The parties acknowledge that copies of statements and confirmations relating to the Securities Account are available through the Custodian’s client access web portal, and the Pledgor hereby consents to the Custodian granting access to the Secured Party to information regarding the Securities Account by such web portal and such consent to access may not be withdrawn without the consent of the Secured Party. The Pledgor and the Secured Party hereby consent to the Custodian granting access to the Pledgor’s regulator to information regarding the Securities Account by the Custodian’s client access web portal if such access were to be requested.

(g)
The Custodian shall keep records of the administration of the Securities Account. The Pledgor, the Pledgor’s regulator, the Secured Party and/or any other persons to whom the Custodian is legally obligated to provide access, may examine such records upon reasonable prior notice during business hours through any person or persons duly authorized in writing by the Pledgor, the Pledgor’s regulator the Secured Party and/or such other person, as the case may be.

(h)	The Custodian shall notify the Pledgor and the Secured Party of any claim of which the Custodian has actual notice against the Collateral or any part thereof exerted by any Person, or of any loss, destruction of or damage to the Collateral or any part thereof.

(i)
The Custodian shall, on the receipt from the Secured Party of an Entitlement Order, or notice from the Secured Party that such surrender or transfer is required in connection with a realization effected in accordance with Section 10, surrender possession of all or part of the Collateral or transfer all or part of the Collateral from the Securities Account to the Secured Party, another Person or to an account designated by the Secured Party, all as Directed by the Secured Party.

(j)
The Custodian will, on or before the fifteenth day of each month, or, if the fifteenth day is not a business day of the Custodian, on or before the first business day of the Custodian following the fifteenth day, provide to the Superintendent, in a form acceptable to the Superintendent, a declaration with respect to the Collateral, in such form as the Superintendent may require, together with paper and electronic copies of information required by the Superintendent with respect to the Collateral. The Secured Party hereby appoints the Custodian as its agent for the purpose of filing such declaration and authorizes the Custodian to file each such declaration on its behalf. The Secured Party acknowledges that such declaration may as an administrative matter be filed by the Custodian as part of a larger filing made in respect of other similar arrangements with other clients.

(k)
Notwithstanding Section 17.1(c) of the PPSA, the equivalent legislation in any other jurisdictions or any other provision of Applicable Law, the Custodian shall not lend, re-pledge or re-hypothecate the Collateral or any portion thereof.

(l)	The Collateral shall not be used as part of the Custodian’s or any other Person’s securities lending program.

Section 19	Directed Powers.

(1)
The Custodian shall exercise the following powers and authority in the administration of the Securities Account only upon Direction of the Pledgor or its Investment Manager and, to the extent required by Section 2, the consent of the Secured Party and, after receipt of an Entitlement Order from the Secured Party or a notice pursuant to Section 10(d) from the Secured Party, only upon the Direction of the Secured Party:

(a)	settle the purchase and sale of Collateral; and

(b)	complete and process such Voting Materials and process Corporate Actions as the Custodian may be Directed, provided that the Custodian has received Directions within the time frames specified by the Custodian in any such Voting Materials or Corporate Action notice applicable thereto. Where Directions have not been provided within such time frames, the Custodian will take no action except only in the case of Corporate Actions and where a default option exists, such default option as outlined in the notice will apply. In the event that Directions are provided after such time frames, the Custodian shall use reasonable efforts to process such Corporate Actions or Voting Materials but the Custodian shall have no liability for failure to process such Voting Materials or Corporate Actions.

(2)
Save and except for carrying out Directions as provided herein, the Custodian shall have no responsibility for any trading in securities forming part of the Collateral, the investment management of the Collateral or for any investment decisions.

Section 20    Contractual Settlement.
The Custodian shall, in jurisdictions where settlement practices permit, credit the Securities Account with Collateral, in connection with the receipt of interest or dividends or the sale or redemption of any security held hereunder, and debit such Securities Account, in connection with the purchase of any security, on the Contractual Settlement Date with respect thereto, whether or not such monies have been received, or payment made, by the Contractual Settlement Date. However, if after a reasonable time (as determined by the Custodian) following the Contractual Settlement Date any such payment or receipt shall fail to take place for any reason other than the failure of the Custodian to make payment against delivery or delivery against payments, all related credits and debits shall be reversed and adjusted to reflect the failure of the transaction to take place.
Section 21    Services to be Performed without Direction.

(1)	The Custodian may, without Direction:

(a)
hold securities forming part of the Collateral through a Depository on the terms of business of the operators of such Depository, and may effect settlement in accordance with the customary or established trading and processing practices and procedures in the jurisdiction or market in which any transaction in respect of the Collateral occurs. The Custodian shall be fully protected and absolved from any liability howsoever arising from effecting transactions in the foregoing manner except to the extent that such liability arises out of the Custodian’s breach of its Standard of Care (as defined herein) in carrying out Directions in relation to such transactions.

(b)	The Custodian may commingle Collateral held through a Depository with property of other clients of the Custodian (but not with property held for the Custodian’s own account).

(c)
Where the Collateral is so held through a Depository, the Pledgor and the Secured Party confirm that they will not assert any claim in respect of such Collateral which would be contrary to the rules and procedures of such Depository, and will not knowingly act in any way which could result in the Custodian being in breach of any rule or procedure of such Depository.

(d)
enter into and settle foreign exchange transactions, on behalf of the Pledgor, for purposes of facilitating settlement of trades of Collateral or otherwise, and any such transactions may be entered into with such counterparties (including but not limited to the Custodian acting as principal) as the Custodian may choose in its sole discretion, including Affiliates of the Custodian, unless the Pledgor otherwise Directs;

(e)
to the extent it may do so in the ordinary course of its business, (i) collect income payable to and distributions due to the Securities Account and sign on behalf of the Pledgor or the Secured Party any declarations, affidavits, certificates of ownership and other documents required to collect income and principal payments, including but not limited to, tax reclamations, rebates and other withheld amounts, and (ii) collect proceeds from securities or other property which may mature, provided that whenever a security or other property offers the Custodian the option of receiving dividends in shares or cash, the Custodian is authorized to select the cash option unless the Custodian receives a Direction to the contrary. The Custodian shall not be responsible for the failure to receive payment of (or late payment of) distributions with respect to securities or other property held in the Securities Account.

(f)
present for redemptions or exchange any securities or other property which may be recalled, redeemed, withdrawn or retired provided that timely receipt of written notice of the same is received by the Custodian from the issuer.

(g)
retain uninvested cash balances from time to time on hand in the Securities Account and may, in its sole discretion, hold such cash balances on deposit with a bank or another deposit taking institution, including the Custodian or its Affiliates, in such interest bearing account as the Custodian may, in its sole discretion, determine.

For greater certainty, the parties agree that all free credit balances standing to the credit of any Account, including un-invested cash balances and all interests earned, shall constitute “financial assets” for the purposes of the STA and shall be subject to the Security Interest; and

(h)
do all such acts, take all such proceedings and exercise all such rights and privileges, although not specifically mentioned in this Agreement, as the Custodian may deem necessary to carry out its rights and obligations under this Agreement.

(2)
The Custodian may appoint Agents and nominees (which may be Affiliates of or otherwise connected to the Custodian) to perform any of the services to be performed by the Custodian as required under the Agreement.

(3)	The Custodian shall act in accordance with its Standard of Care in the selection and monitoring of Agents and nominees.

(4)
The Custodian shall be fully protected and absolved from liability howsoever arising from any acts or omissions of any agent appointed by the Custodian or appointed by the Secured Party or Pledgor; provided, however, that the Custodian will be liable for any gross negligence, recklessness and/or wilful/ intentional acts by its agents. For greater certainty, Depositories are not agents of the Custodian.

(5)
For greater certainty, any rights, powers, authorities, benefits, and limitations on liability or responsibility whatsoever granted to the Custodian under this Agreement or conferred upon the Custodian otherwise at law shall be deemed to have been granted to, or conferred upon, any and all Agents and nominees duly appointed by the Custodian, and in furtherance thereof, any references to “the Custodian” herein shall be construed as references to such Agents or nominees, as the context requires.

(6)
Settlements of transactions may be effected in accordance with trading and processing practices customary in the jurisdiction or market where the transaction occurs. The Pledgor acknowledges that this may, in certain circumstances, require the delivery of cash or securities (or other property) without the concurrent receipt of securities (or other property) or cash and, in such circumstances, the Pledgor shall have sole responsibility for non receipt of payment (or late payment) by the counterparty.

Section 22	Express Provisions.
Notwithstanding any of the foregoing provisions, the Custodian, in the administration of the Securities Account, is to be bound solely by the express provisions of this Agreement, and such further written and signed Directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Custodian. The Custodian shall have no duties or obligations under any other agreement, notwithstanding that such other agreement may be referred to in this Agreement. The Custodian shall be under no obligation to enforce the Pledgor's or the Secured Party’s obligations under this Agreement, except as otherwise expressly provided or Directed pursuant hereto in accordance with the terms hereof.

Section 23	Security Interest, Set-Off and Deduction.

(1)
If a Direction from the Pledgor, or the settlement of a transaction would create a debt owing, overdraft or short position in the Securities Account (an “Overdraft”), then the Custodian is authorized to, but shall not be obliged to, act on such Direction or complete such transaction.

(2)
Interest on any Overdraft shall be calculated on the daily balance of the amount owing (before and after demand, default and judgment) at an annual rate established and declared by the Custodian from time to time, subject to such minimum charges as declared from time to time, with interest on overdue interest at the same rate. Interest is payable monthly and shall form part of the Overdraft.

(3)	The Pledgor agrees to pay to the Custodian promptly upon notice, the amount of any Overdraft together with any interest that has accrued in accordance with Section 23(2).

(4)
Notwithstanding any other provision of this Agreement, the Custodian, in its reasonable discretion, shall be entitled to decline to act upon any Direction of the Pledgor unless and until all the amounts due and owing to the Custodian under this Agreement have been paid in full. The Custodian shall give the parties notice of its decision not to act on any such Direction as soon as practicable thereafter.

(5)
The Pledgor hereby assigns, conveys, mortgages, pledges, hypothecates, and charges in favour of, and grants a security interest to the Custodian in all of the Pledgor’s right, title and interest in and to all Collateral now owned or hereafter acquired by the Pledgor and held by the Custodian pursuant to this Agreement and all proceeds thereof (the “Custodian Security Interest”), as continuing collateral security for the due payment of the obligations from time to time of the Pledgor, whether present or future, absolute or contingent, liquidated or non-liquidated, of whatsoever nature or kind in any currency, in respect of fees and expenses arising pursuant to this Agreement that are unpaid and owing to the Custodian, and any Overdrafts (collectively, the “Custodial Obligations”).

The Pledgor and the Custodian agree that it is their intention that the Custodian Security Interest hereby created shall attach immediately to any Collateral in which the Pledgor has an interest on the date hereof, and, with respect to after-acquired Collateral, forthwith at the time the Pledgor acquires an interest therein, all in accordance with the terms hereof.
The Pledgor acknowledges and agrees that the Custodian Security Interest in the Collateral shall have priority over any other security interest therein granted by the Pledgor to the extent of the Custodial Obligations, and the Custodian shall be under no obligation to waive, subordinate or discharge the Custodian Security Interest except upon the indefeasible payment and satisfaction in full of such unpaid Custodial Obligations.

(6)
If and to the extent that at any time any unpaid Custodial Obligations owing to the Custodian hereunder are outstanding and unpaid, in addition to any right or remedy that the Custodian may otherwise have hereunder or under any Applicable Law, the Custodian is hereby authorized, in its discretion (upon reasonable notice to the Pledgor and the Secured Party and in accordance with Applicable Law), both before and after demand or judgment, and whether or not default has occurred hereunder:

(a)
to sell, as agent for the Pledgor, such portion of the Collateral (which, for the purposes of this Section 23 shall include any account with any third party with whom cash has been deposited by the Custodian on behalf of the Pledgor) as may be required to satisfy any such unpaid Custodial Obligations, on such commercially reasonable terms as it thinks fit in its discretion, and

(b)
set off against and deduct from the proceeds of any such sale owing to the Pledgor such amounts of such unpaid Custodial Obligations as the Custodian thinks fit in its discretion, and account for any surplus to the Pledgor, or as provided in this Agreement, it being agreed and understood by the Pledgor that the exercise of the Custodian’s rights under this Section 23(6) shall not be construed as the exercise of a right of realization in respect of Custodian Security Interest but a separate right of set-off (hereinafter referred to as “Set-Off Rights”).

(7)
Notwithstanding any other term of this Agreement, the Custodian hereby subordinates in favour of the Secured Party all security interests, liens, encumbrances, hypothecs and claims and hereby waives any rights of set-off it may have, now or in the future, against the Collateral, including any free credit or cash balance in the Account (other than in respect of the Custodian Security Interest and the Set-Off Rights).

Section 24	Waiver by Custodian.
Subject to Section 2(8) and Section 23, the Custodian acknowledges and agrees that it has not acquired any right, title or interest in the Collateral on its own behalf other than such rights as it may have as a securities intermediary and the right and obligation to hold and administer the Collateral in accordance with the terms of this Agreement.

Section 25    Charges of the Custodian.
The Pledgor agrees to pay all reasonable costs, fees or expenses charged by the Custodian for acting as the Custodian pursuant to this Agreement, including fees incurred by the Custodian for legal services deemed reasonably necessary by the Custodian as a result of the Custodian’s so acting. Following the giving of an Entitlement Order, the Secured Party shall be required to pay the fees and expenses arising from this Agreement.

Section 26	Indemnification of Custodian.

(1)
Prior to the issuing of an Entitlement Order by the Secured Party, the Pledgor shall indemnify and hold the Custodian, its directors, officers, employees, representatives and agents harmless from and against any and all taxes, charges, costs, expenses, damages, claims, demands and liabilities to which they, or any of them, may become subject, including legal and accounting costs, for or in respect of anything done or omitted to be done in connection with this Agreement or in respect of the Collateral, except for the negligence, wilful misconduct or lack of good faith of the Custodian, such indemnification to survive the resignation or removal of the Custodian and the termination of this Agreement.

(2)
Following the issuing of an Entitlement Order by the Secured Party, the Secured Party shall indemnify and hold the Custodian, its directors, officers, employees, representatives and agents harmless from and against any and all taxes, charges, costs, expenses, damages, claims, demands and liabilities to which they, or any of them, may become subject, including legal and accounting costs, for or in respect of anything done or omitted to be done in connection with this Agreement or in respect of the Collateral following the issuance of the Entitlement Order, except for the negligence, wilful misconduct or lack of good faith of the Custodian, such indemnification to survive the resignation or removal of the Custodian and the termination of this Agreement.

(3)
Whenever an action by the Custodian is authorized by Direction pursuant to the provisions of this Agreement and such action is taken in accordance with such Direction, the party or parties authorizing such action by way of Direction hereby agree to indemnify the Custodian against all losses, damages, costs and expenses, including reasonable legal fees, resulting from any action so taken by the Custodian, except for any such losses, damages, costs or expenses resulting from its own negligence, wilful misconduct or lack of good faith.

Section 27	Limitation of Custodian Liability.

(1)
The Custodian, in carrying out its duties in respect of the safekeeping of, and dealing with, the Collateral, shall exercise the degree of care, diligence and skill that a prudent Canadian trust company would exercise in comparable circumstances (the “Standard of Care”).

Except to the extent that the Custodian has not complied with the Standard of Care, the Custodian shall not be liable for any act or omission in the course of, or connected to, rendering services hereunder. Without limitation, the Custodian shall not be liable for any losses to, or diminution of, the Collateral, except to the extent that such loss or diminution is directly caused by the Custodian’s breach of the Standard of Care. In no event shall the Custodian be liable for any consequential or special damages, including but not limited to loss of reputation, goodwill or business.

(2)
Notwithstanding the foregoing or any other provision of this Agreement, the Custodian’s liability arising from the Blocking Service shall in no event exceed the aggregate amount of fees received by the Custodian with respect to the specific Securities Account in the preceding six (6) months.

(3)	The Custodian shall not be responsible for:

(a)	any property until it has been received by the Custodian;

(b)	the title, validity or genuineness of any property or evidence of title to any Collateral or any defect in ownership or title;

(c)
any act or omission required or demanded by any governmental, taxing, regulatory or other competent authority in any country in which all or part of the Collateral is held or which has jurisdiction over the Custodian the Pledgor or the Secured Party;

(d)
any loss resulting from official action (including nationalisation and expropriation), currency restrictions or devaluations, acts or threat of war or terrorism, insurrection, revolution or civil disturbance, acts of God, strikes or work stoppages, inability of any Depository or other settlement system to settle transactions, interruptions in postal, telephone, telex and/or other communication systems or in power supply, the failure of any third party appointed by the Pledgor to fulfil its obligations hereunder, or any other event or factor beyond the reasonable control of the Custodian;

(e)	any failure to act on Directions, if the Custodian reasonably believed that to do so might result in breach of Applicable Law or the terms of this Agreement; or

(f)	any Collateral which it does not hold or which is not directly controlled by the Custodian or its appointed Agents.

(4)
The Custodian's duties and responsibilities in connection with this Agreement will be limited to those expressly set forth in this Agreement. The Custodian is not a principal, participant, party or beneficiary in any transaction underlying this Agreement and will have no duty to inquire beyond the terms and provisions hereof. Save and except for carrying out Directions as provided herein, the Custodian shall have no responsibility for trading in securities which form part of the Collateral, or for any investment management or investment decision. The Custodian shall not be held responsible for the sufficiency of the Collateral or for any market decline in the value of the Collateral and shall have no obligation to notify either the Pledgor or the Secured Party of any such decline. The Custodian will not be liable for any error in judgement, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for its own negligence, wilful misconduct or lack of good faith.

(5)
Should any dispute arise in respect of any Person’s entitlement to or rights in the Collateral under this Agreement, or any Person’s right to give an Entitlement Order or other Direction with respect thereto, and notice of such dispute has been given to the Custodian, or should the Custodian in good faith be uncertain as to whether a particular action it would otherwise be required to take under this Agreement would result in a breach of Applicable Law, this Agreement, or the rights of another Person, it will be entitled to withhold delivery of all or any part of the Collateral until the dispute is resolved, any conflicting demands are withdrawn or any such uncertainty is resolved, and will have the right, but not the obligation, to institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the respective parties to the dispute. Should a petition for interpleader be instituted, or should the Custodian be threatened with litigation or become involved in litigation or arbitration in any manner whatsoever in connection with this Agreement or the Collateral, the Pledgor hereby agrees to reimburse the Custodian for its lawyers' fees and any and all other expenses, losses, costs and damages incurred by the Custodian in connection with such threatened or actual litigation or arbitration. Notwithstanding any other term of this Agreement, the Custodian shall have no responsibility or liability to the Pledgor for complying with an Entitlement Order concerning the Securities Account issued by the Secured Party, and shall have no responsibility to investigate the appropriateness of any such Entitlement Order, even if the Pledgor notifies the Custodian that the Secured Party is not legally entitled to originate any such Entitlement Order, unless the Custodian has been served with an injunction, restraining order or other legal process issued by a court of competent jurisdiction (“Court Order”) enjoining it from complying and has had a reasonable opportunity to act on such Court Order.

(6)
The Custodian may employ and retain and consult with legal counsel or professional advisors concerning any questions relating to its duties or responsibilities hereunder and the Pledgor shall reimburse the Custodian for all reasonable costs and expenses associated therewith, however in the event of Custodian’s decision to retain legal counsel or professional advisors, the Custodian agrees to advise the Pledgor of it’s intent to do so prior to engagement. The Custodian shall be entitled to rely on and may act upon advice of such legal counsel or professional advisers and shall not be liable for any loss or damage resulting from so relying or acting if the advice was within the area of professional competence of the person from whom it was received and the Custodian acted in good faith in relying thereon.

(7)
The Pledgor shall notify the Custodian in writing of any taxes payable in respect of the Collateral. The Custodian shall use reasonable efforts, based upon the information available to it, to assist the Pledgor with respect to any taxes. If the Custodian is responsible under any Applicable Law for any taxes in respect of the Securities Account, the Pledgor shall inform the Custodian in writing of such taxes, shall Direct the Custodian with respect to the payment of such taxes and shall provide the Custodian with the necessary funds and all information required to fund, pay or meet such taxes. The Custodian shall have no responsibility or liability for and shall be indemnified and held harmless by the Pledgor for any assistance provided to the Pledgor and for any taxes now or hereafter imposed on the Securities Account or the Pledgor or the Custodian in respect of the Securities Account by any taxing authorities, domestic, foreign or international.

(8)
Each of the Pledgor and the Secured Party shall provide the Custodian with an incumbency certificate substantially in the form set out in Schedule “C” setting out the names and sample signatures of persons authorized to give Directions to the Custodian hereunder. The Custodian shall be entitled to rely on such certificate until a revised certificate is provided to it hereunder. Unless otherwise expressly provided, each Direction shall continue in full force and effect until superseded or cancelled by another written instruction. Any Directions shall, as against the Pledgor and the Secured Party, if applicable, and in favour of the Custodian, be conclusively deemed to be Directions for the purposes of this Agreement notwithstanding any error in the transmission thereof or that such written instruction may not be genuine, if believed by the Custodian acting in good faith, to be genuine. Provided however that the Custodian, subject to Section 27(9), may in its discretion decline to act upon any Direction: (a) that is insufficient or incomplete; or (b) that is not received by the Custodian in sufficient time to give effect to such written instructions; or (c) where the Custodian has reasonable grounds for concluding that the same has not been accurately transmitted or is not genuine. If the Custodian declines to give effect to any Directions for any reason set out in the preceding sentence, it shall notify the person giving such instruction forthwith after it so declines.

(9)
Except as otherwise expressly provided in this Agreement, any statement, certificate, notice, request, consent, approval, or other instrument to be delivered or furnished by the Pledgor or the Secured Party shall be sufficiently executed if executed in the name of the Pledgor or the Secured Party by persons named in the incumbency certificate delivered pursuant to Section 27(8). The Custodian shall be protected in acting upon any written statement or other instrument made by such officers or agents of the Pledgor or the Secured Party with respect to the authority conferred on it.

Section 28	Removal and Resignation of the Custodian.

(1)
The Custodian may at any time resign from, and terminate its capacity hereunder by delivery of written notice of resignation, effective not less than ninety (90) days after receipt by both the Secured Party and the Pledgor. The Custodian may be removed by the Pledgor by (i) delivery to the Custodian and the Secured Party of a written notice of removal, effective not less than ninety (90) days after receipt by the Custodian and the Secured Party of the notice, and (ii) receipt of the Secured Party’s consent to such action, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, no such resignation by the Custodian or removal by the Pledgor shall be effective until a successor to the Custodian shall have been duly appointed by the Pledgor and approved by the Secured Party and all Collateral in the Securities Account have been duly transferred to such successor. The Pledgor, upon receipt of notice of resignation or removal of the Custodian, shall undertake to obtain the agreement of a qualified, successor depository, agreeable to the Secured Party, to act as a successor Custodian in accordance with all agreements of the Custodian herein. The Secured Party agrees not to withhold unreasonably approval of such Custodian.

(2)
Any successor Custodian appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver the same to the Pledgor and the Secured Party and to the then acting Custodian. Thereupon such successor Custodian shall, without any further act, assume the obligations and duties of the Custodian under this Agreement with like effect as if originally named herein; but the predecessor Custodian shall nevertheless, when requested in writing by the successor Custodian, execute an instrument or instruments assigning such of its rights and powers, and shall duly assign, transfer and deliver to the Custodian all property and money held by such predecessor hereunder. The predecessor Custodian shall continue to be indemnified by reason of such entity being or having been a Custodian in accordance with the terms hereof.

Section 29    No Conflict.

(1)
The Custodian represents and warrants to the Secured Party and the Pledgor that, at the time of the execution and delivery of this Agreement, no material conflict of interest exists with respect to the Custodian’s role hereunder. The Custodian shall resign by giving notice in accordance with Section 28 if a material conflict of interest arises with respect to its role as custodian hereunder that is not eliminated within ninety (90) days after the Custodian becomes aware of such conflict of interest. Immediately after the Custodian becomes aware that it has a material conflict of interest, it shall provide the Secured Party and the Pledgor with written notice of the nature of that conflict.

(2)
(The Pledgor and the Secured Party agree that the Custodian, and any of its divisions, branches or Affiliates, may take any one or more of the following actions without creating a conflict of interest; and without being liable to account therefor or being in breach of this Agreement:

(a)
purchase, hold, sell, invest in or otherwise deal with securities or other property of the same class and nature as may be part of the Collateral, whether on its own account or for the account of another (in a fiduciary capacity or otherwise);

(b)	act as a market maker in any securities that form part of the Collateral;

(c)	provide brokerage services to other clients;

(d)	act as financial adviser to the issuer of such securities;

(e)	act in the same transaction as agent for more than one client;

(f)	act as a deposit taking institution holding the cash balances in the Securities Account;

(g)	have a material interest in any issue of securities that form part of the Collateral;

(h)	subject to Section 31(1), use in other capacities knowledge gained in its capacity as Custodian hereunder; and

(i)	earn profits from any of the activities listed herein.
Section 30    Communications and Directions.

(1)	All communications hereunder (including, for greater certainty, Directions) must be given by one of the following methods of communication:

•	personal or courier delivery;

•	prepaid ordinary mail;

•	authenticated telex;

•	facsimile;

•	S.W.I.F.T.;

•	one of the Custodian's secured client access channels, including Investor Services Online;

•	directly between electromechanical or electronic terminals (including, subject to Section 30(5), the internet or unsecured lines of communication); or

•	telephone (subject to Section 30(3)).

(2)	Communications should be addressed, as applicable, as follows:

(i)	to the Pledgor at:
Wyndham Insurance Company (SAC) Limited
Swan Building 2nd Floor
26 Victoria Street,
Hamilton HM 12
Bermuda
Attention: William Wood

in respect of Segregated

Account AX
Email: William.Wood@ctplc.com
With a carbon copy to:
American Pet Insurance Company.
907 NW Ballard
Seattle, Washington, 98107-4607
U.S.A.
Attention: Regulatory and Legal
Email:
tim.graff@trupanion.com
asher.bearman@trupanion.com

(ii)	to the Secured Party at:
Omega General Insurance Company
34 King Street East, Suite 1200
Toronto, Ontario M5C 2X8

Attention:	President or CEO

Facsimile:	416-361-6113

(iii)	to the Custodian at:
RBC Investor Services Trust
155 Wellington Street West, 7th Floor
P.O. Box 7500, Station A
Toronto, Ontario
M5W 1P9

Attention:	Senior Manager, Client Service Insurance

Facsimile:	416-955-2600
Any party may change its address and facsimile number for communications by notifying the other parties in accordance with the notice provisions above. Any communication delivered personally shall be deemed to have been given and received on the day it is so delivered (or if that day is not a Business Day, on the next succeeding Business Day). Subject to disruptions in the postal service, any communication sent by prepaid ordinary mail shall be deemed to have been given and received on the fifth (5th) Business Day following the date of mailing. Any communication given by authenticated telex, facsimile, S.W.I.F.T., one of the Custodian’s secured client access channels or directly between electromechanical or electronic terminals (including, subject to Section 30(5) and Section 30(6), the internet or unsecured lines of communication) shall be deemed to have been given and received on the Business Day it is transmitted provided that it was received before 3:00 p.m. (Toronto time), and, if received after 3:00 p.m. (Toronto time), it shall be deemed to have been given and received on the Business Day following the day of transmission provided in each case that confirmation of transmission is available from the party giving the communication.

(3)
With respect to telephone Directions, the party giving such Directions shall endeavour to forward written Directions confirming such telephone Directions on the same day that such telephone Directions are given to the Custodian. The fact that such confirming written Directions are not received or that contrary Directions are received by the Custodian shall in no way affect the validity of any transactions effected by the Custodian on the basis of the telephone Directions.

The parties acknowledge and agree that some or all telephone communications between the parties, including, without limitation, Directions, may be recorded by the Custodian. In the event of any disagreement as to the content of any communication given by telephone, the Custodian’s recording will be conclusive and determinative of the contents of such communication.

(4)
Without limiting the foregoing, in the case of Directions sent through one of the Custodian’s secured access channels, including Investor Services Online, or sent directly between electromechanical or electronic terminals (including, subject to Section 30(5) and Section

30(6), the internet or unsecured lines of communication), the parties acknowledge that it may not be possible for such Directions to be executed, however the Custodian shall nevertheless be protected in relying on such Directions as if they were written Directions from the Pledgor or the Investment Manager, as the case may be, executed by an authorized signatory of the Pledgor or the Investment Manager, as the case may be. The Custodian shall be entitled, without further inquiry or investigation, to assume that such Directions have been duly and properly issued by the Pledgor or the Investment Manager, as the case may be, and that the sender(s) is/are duly authorized to act, and to provide Directions, on behalf of the Pledgor or the Investment Manager, as the case may be.

(5)
The parties acknowledge and agree that the Custodian, in providing the services hereunder, may forward reports and information to the parties or an Investment Manager, and may receive and act upon communications and instructions (including without limitation, Directions) received from the parties or an Investment Manager, through use of the internet or any other electronic means of communication which is not secure.

The parties acknowledge and agree that the internet is not a secure or confidential means of communication, and that accordingly, there are certain risks inherent in its use. The parties therefore agree that the Custodian shall bear no responsibility or liability whatsoever for any errors and omissions, or direct, indirect or consequential losses or damages that are directly attributable to the use of the internet as a means of communication, including any losses or damages arising from viruses or worms, or the interception, tampering or breach of confidentiality of data or information transmitted which is not encrypted and authenticated in accordance with the Custodian’s encryption standards.
The parties also agree that the Custodian may rely and act upon any email instructions or Directions received via the internet from the Parties, without the Custodian having to take any further actions of any kind to verify or otherwise ascertain the validity of such instructions or Directions, and any such instructions or Directions shall be binding on the party on whose behalf the e-mail instructions or Directions shall have been given and that such Party shall not make any claim or take any action or proceedings against the Custodian for any losses or damages whatsoever suffered by reason of the Custodian accepting and acting upon such instructions or Directions.

(6)
Nothing in this Agreement shall create an obligation for the Custodian to constantly monitor its electronic communication equipment, provided that reasonable monitoring is performed within business hours of the Custodian where communications are sent and the Custodian will not be held liable for an omission to act from not receiving electronically transmitted communications (including, without limitation, Directions). The party giving an electronic communication is responsible to ensure that it has been transmitted and received by the correct recipient. In the event of any disagreement as to whether electronic communications (including, without limitation, Directions) have been received by the Custodian, the sender will have the onus of proving that such electronic communications have been so received by the correct recipient.

(7)	The Custodian shall:

(a)	be fully protected in acting upon any Direction believed by it to be genuine and presented by the proper person(s); and

(b)
be under no duty to make any investigation or inquiry as to any statement contained in any such Direction but may accept such statement as conclusive evidence of the truth and accuracy of such statement.

Section 31    Confidentiality.

(1)
Each party shall hold in confidence all information relating to the Collateral and this Agreement (“Confidential Information”) and may only release such information to others where required by Applicable Law, where such information was within such party’s possession on a non-confidential basis prior to it being provided to such party, such information is or becomes generally available to the public or as otherwise agreed between the parties. The parties hereby consent to the delivery and availability of a copy of this Agreement, and any amendment thereto, to the Superintendent.

(2)
Without limitation of Section 31(1) above, the parties agree that the Custodian may share Confidential Information, on a need-to-know basis, with its Agents, service providers, Affiliates, related companies, subsidiaries, parent companies and their respective parent companies, Affiliates, related companies and subsidiaries, for the purposes of marketing, administration, client services, to prevent fraud, to verify the identity of the parties and to prevent money laundering. The Custodian will also provide the information relative to the Pledgor and the Secured Party’s information, including Confidential Information, to any federal or provincial legal or regulatory body if required by law to do so.

The parties also agree and acknowledge that it may from time to time be necessary for the Custodian to disclose Confidential Information to third parties where the Custodian is compelled to do so by Applicable Law or such disclosure is necessary to protect a legitimate business interest of the Custodian, to the extent permitted by and consistent with applicable privacy legislation and the common law governing a bank’s duty of confidentiality.

(3)	The Pledgor acknowledges that the Custodian may from time-to-time be required to transfer, store and process Confidential Information outside of Canada. The parties further acknowledge and agree that the contractual or other measures that the Custodian may use to protect such information are subject to the legal requirements of the jurisdiction where such information may be transferred, stored or processed, and that the Custodian may be required by law to disclose Confidential Information to the lawful authorities operating within that jurisdiction. The parties further agree and acknowledge that the Custodian shall in no way be liable or responsible in any way for any damages, costs or expenses whatsoever that the parties may face as a result of the Custodian being legally obligated to disclose any such Confidential Information.

Section 32	General.

(1)
The Agreement shall not be terminated except by a written release or discharge signed by the Secured Party. Upon termination of the Agreement and at the request and expense of the Pledgor, the Secured Party will execute and deliver to the Pledgor such financing statements and other documents or instruments as the Pledgor may reasonably require and the Custodian will redeliver to the Pledgor, or as the Pledgor may otherwise Direct the Custodian, any Collateral in its possession.

(2)
This Agreement does not operate by way of merger of any of the Secured Obligations and no judgment recovered by the Secured Party will operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Secured Party in respect of the Secured Obligations. The representations, warranties and covenants of the Pledgor and the representations and warranties of the Custodian in this Agreement survive the execution and delivery of this Agreement. Notwithstanding any investigation made by or on behalf of the Custodian, the Pledgor or the Secured Party, such covenants, representations and warranties continue in full force and effect.

(3)
The Pledgor will do all acts and things and execute and deliver, or cause to be executed and delivered, all agreements, documents and instruments that the Secured Party may require and take all further actions as the Secured Party may require for (i) protecting the Collateral, (ii) perfecting, preserving and protecting the Security Interest, and (iii) exercising all powers, authorities and discretions conferred upon the Secured Party and the Custodian. After the Security Interest becomes enforceable, the Pledgor will do all acts and things and execute and deliver all documents and instruments that the Secured Party may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

(4)	This Agreement is in addition to, without prejudice to and supplemental to all other security now held or which may hereafter be held by the Secured Party.

(5)
If and to the extent that any provision of the Reinsurance Agreement is inconsistent with or conflicts with any provision of this Agreement governing the Pledgor and the Secured Party, the relevant provision of this Agreement shall prevail and govern to the extent of such inconsistency or conflict, and the Reinsurance Agreement shall be deemed to have been amended to the extent necessary to resolve any such inconsistency or conflict. Without limiting the generality of the foregoing, if and to the extent that the Reinsurance Agreement contains a provision that:

(a)
makes reference to an arrangement whereby the Pledgor’s obligations under such Reinsurance Agreement are to be secured, including, without limitation, by means of assets held in trust, cash deposit, letter of credit or other form of security (a “Security Arrangement”);

(b)	prescribes or identifies specific categories of assets or investments that are or may be permissible in connection with the Security Arrangement; or

(c)	sets out any rights of the Pledgor or the Secured Party with respect to withdrawals from or draws against the Security Arrangement or enforcement of the security represented thereby, and such provision conflicts with any provision of this Agreement, such former provision shall be deemed to be amended to conform to the provisions of this Agreement, and if such amendment would not be possible without extensive and substantive changes to such Reinsurance Agreement, the relevant provision of this Agreement shall supersede and prevail over the provision of the Reinsurance Agreement to the extent necessary to give effect to the meaning and intent of this Agreement.

(6)
This Agreement is binding on the Pledgor, its successors and assigns, and enures to the benefit of the Secured Party, the Custodian, and their respective successors and assigns. This Agreement may not be assigned without the consent of the parties hereto.

(7)
The Pledgor acknowledges and agrees that in the event it amalgamates or merges with any other Person, it is the intention of the parties that the Security Interest (i) extends to: (A) all of the Collateral that any of the amalgamating corporations then own, (B) all of the Collateral that the amalgamated corporation thereafter acquires, (C) all of the Collateral in which any of the amalgamating corporations then has any interest and (D) all of the Collateral in which the amalgamated corporation thereafter acquires any interest; and (ii) secures the payment and performance of the Secured Obligations of each of the amalgamating corporations and the amalgamated corporation to the Secured Party in any currency, however or wherever incurred, and whether incurred alone or jointly with another or others and whether as principal, guarantor or surety and whether incurred prior to, at the time of or subsequent to the amalgamation. The Security Interest attaches to the additional Collateral at the time of amalgamation and to any Collateral thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired. Upon any such amalgamation, the defined term “Pledgor” means, collectively, each of the amalgamating corporations and the amalgamated corporation, the defined term “Collateral” means all of the property and undertaking and interests described in (i) above, and the defined term “Secured Obligations” means the obligations described in (ii) above.

(8)
If any court of competent jurisdiction from which no appeal exists or is taken, determines any provision of this Agreement to be illegal, invalid or unenforceable, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

(9)	This Agreement may only be amended, supplemented or otherwise modified by written agreement executed by the Secured Party, the Custodian and the Pledgor.

(10)
No consent or waiver by the Secured Party in respect of this Agreement is binding unless made in writing and signed by an authorized officer of the Secured Party. Any consent or waiver given by the Secured Party under this Agreement is effective only in the specific instance and for the specific purpose for which given. No waiver of any of the provisions of this Agreement constitutes a waiver of any other provision.

(11)
A failure or delay on the part of the Secured Party in exercising a right under this Agreement does not operate as a waiver of, or impair, any other right of the Secured Party however arising. A single or partial exercise of a right on the part of the Secured Party does not preclude any other or further exercise of that right or the exercise of any other right by the Secured Party.

(12)
All monies collected by the Secured Party upon the enforcement of its rights and remedies under this Agreement, including any sale or other disposition of the Collateral, will be applied on account of the Secured Obligations at such times, in such manner and in such order as the Reinsurance Agreement may require or as the Secured Party may determine.

(13)	This Agreement will be governed by, interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

(14)
This Agreement may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

(15)	Any action or proceeding against the Custodian arising out of or relating to this Agreement may only be brought in a court of competent jurisdiction in the Province of Ontario.

(16)
The Pledgor hereby irrevocably consents to the service of any and all process in any such action or proceeding by the delivery of copies of such process to the Pledgor at the address set out in relation to the Pledgor in Section 30(2). Nothing in this Section 32(16) limits the right of the Secured Party to serve process in any other manner permitted by law.

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IN WITNESS WHEREOF this Agreement has been executed and delivered as of the date first above written.
WYNDHAM INSURANCE COMPANY (SAC) LIMITED, in respect of its Segregated Account AX

By:
Its:

By:
Its:
OMEGA GENERAL INSURANCE COMPANY

By:
Its:

By:
Its:
RBC INVESTOR SERVICES TRUST, as Custodian

By:
Its:

By:
Its:

SCHEDULE “A”
TO THE REINSURANCE SECURITY AGREEMENT
DATED AS OF THE 1st DAY OF JANUARY, 2015
REINSURANCE AGREEMENT
Quota Share Reinsurance Agreement (Agreement number: 2014003) Made between Omega General Insurance Company and Wyndham Insurance Company (SAC) Limited, in respect of its Segregated Account AX, dated the __ day of ____, 20___.

SCHEDULE “B”
TO THE REINSURANCE SECURITY AGREEMENT
DATED AS OF THE 1st DAY OF JANUARY, 2015
SECURITIES ACCOUNT

SCHEDULE “C”
TO THE REINSURANCE SECURITY AGREEMENT
DATED AS OF THE 1st DAY OF JANUARY, 2015
CERTIFICATE OF AUTHORIZED SIGNATORIES (“C.O.A.S.”)
See attached

CERTIFICATE OF AUTHORIZED SIGNATORIES (including Category Guide)

CLIENT NAME:
ACCOUNT NUMBER(S)
(the “Account(s)”):
The Undersigned hereby authorizes the following person(s) (herein called "Authorized Person(s)") to direct RBC Investor Services Trust ("RBCIS") with respect to certain categories Column E) of activities requiring authorization for said Account (see Category Guide for a list of categories of activities requiring authorization or Direction).

D. IS PERSON IN (A) AN EMPLOYEE OF UNDERSIGNED?
A. NAME	B. TITLE	C. SPECIMEN SIGNATURE	YES	NO	IF "NO", NAME OF COMPANY / ORGANIZATION and RELATIONSHIP TO UNDERSIGNED	E. CATEGORY

All authorizations and Directions provided to RBCIS must be signed by the appropriate number of Authorized Persons indicated in the Category Guide. COAS is not valid if the Category Guide is not completed and attached. The Undersigned hereby confirms that RBCIS is fully protected in acting upon any instrument, certificate, direction or other writing (whether in written form or given by electronic transmission) presented to it and signed by the appropriate number of Authorized Persons (whether or not such Authorized Person is an employee of the Undersigned). The Undersigned also hereby assumes responsibility to review this Certificate from time to time as required and to provide RBCIS with a new Certificate if changes are made. Unless RBCIS receives a new Certificate, the Undersigned acknowledges and agrees that RBCIS may rely conclusively on the last Certificate filed with them.
For greater certainty and notwithstanding the foregoing, in the case of authorizations or Directions sent through one of RBCIS' secured access channels, including Investor Services Online, or sent directly between electromechanical or electronic terminals (including the internet or unsecured lines of communication), the Undersigned acknowledges that it may not be possible for such Directions to be executed, however RBCIS shall nevertheless be protected in relying on such Directions as if they were written Directions from the Undersigned, executed by an authorized signatory of the Undersigned. RBCIS shall be entitled, without further inquiry or investigation, to assume that such Directions have been duly and properly issued by the Undersigned, and that the sender(s) is/are duly authorized to act, and to provide Directions, on behalf of the Undersigned. Furthermore, specifically in the case of Investor Services Online, the Undersigned acknowledges that any use of Investor Services Online is also governed by the Investor Services Online Access Agreement (the "Access Agreement") as applicable to the Undersigned (and the relevant Fund or Funds of the Undersigned as defined in the Access Agreement), including the granting of authorization for access to Investor Services Online and the ability to provide Directions and perform other transactions therein. Accordingly, any Directions provided through Investor Services Online in accordance with the Access Agreement, shall be considered valid Directions provided under the Agreement and this COAS and RBCIS shall be fully protected for relying and acting thereon.
This Certificate replaces and supersedes any previously filed Certificate and becomes effective on the date RBC receives it. This Certificate shall remain in full force and effect until the Undersigned provides RBCIS with a new Certificate to replace it.
Signed in the City of    on this    day of    , 20 .

CERTIFIED ON BEHALF OF	NAME OF THE COMPANY/ORGANIZATION/PLAN SPONSOR (the "Undersigned")

I hereby declare that I am duly authorized to provide this Certificate on behalf of the Undersigned.
DATE RECEIVED BY RBCIS
AUTHORIZED SIGNATORY	PRINT NAME	TITLE
AUTHORIZED SIGNATORY	PRINT NAME	TITLE

COAS Insurance – July 2012    RSA Omega General Insurance

CATEGORY GUIDE

CLIENT NAME:
ACCOUNT NUMBER(S)
(the “Account(s)”):

In Column E of the Certificate, enter the Category(ies) in which each Authorized Person is entitled to sign.

CATEGORY GUIDE	CATEGORY FUNCTION	NO. OF REQUIRED SIGNATORIES
1.	To sign legal documentation to bind the Company/Organization/Plan Sponsor (Note: Category "1" designation may be given Only to direct employees of the Company/Organization/Plan Sponsor).
2.
To direct RBCIS to settle security transactions including free asset movements and make disposition of account assets for settlement purposes and to advise RBC of corporate action decisions relating to investments, including direction for proxy voting.

3.
To direct RBCIS to pay fees, charges and expenses from the asset (including, but not limited to, out-of pocket expenses, payments to consultants, lawyers, investment managers, RBCIS as trustee, RBCIS as custodian, RBCIS in any other capacity acting for the account, to any other custodian).

4.
To provide notification to RBC of the appointment of Investment Managers and other agents; to provide notification of the termination of an Investment Manager and direction as to any changes in the management of account assets.

5.	To provide directions to RBCIS to with respect to account opening, account maintenance, or account termination.
6.
To direct RBCIS to carry out non-financial transactions including such matters as changes to statement frequencies and reporting periods, and changes to access rights or account maintenance in one of RBCIS's secured access channels used by the Client.

7.	To direct RBCIS to transfer cash in and out of the account and to enter into and settle foreign exchange transactions.
8.	To direct RBCIS in respect of any other activity or matter. Enter the details regarding such other activity or matter:

COAS Insurance – July 2012    RSA Omega General Insurance

SCHEDULE "D" - PERMITTED INVESTMENTS
PERMITTED INVESTMENTS

I.	Cash (CDN$) or (U.S.$)

II.	Bonds, Debentures and Other Evidences of Indebtedness in Canadian (CDN$) or American (U.S.$) currency, in each case held and settled through CDS:

a)	Government:

(i)	Canada and Guaranteed

(ii)	Canadian Provincial and Guaranteed

(iii)	Canadian Municipal, Public Authority, School and Parochial.

b)	Corporate: Canadian and rated “BBB” or above by at least one major credit rating agency.